Exhibit 99.1


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:    15-Dec-97     For the Monthly Period Ending:       30-Nov-97  Days in Interest Period (30/360)         30
Determined as of:        10-Dec-97     Monthly Period                              30  Days in Interest Period (Act/360)        28

      Beginning                        Total  Trust        Investor Interest   Series  1994-B     Series  1994-C    Series  1995-A
      ---------                        -----  -----        -----------------   --------------     --------------    --------------
Pool Balance (Principal)             4,855,054,855.12
Finance Charges O/S                    114,822,955.01
Excess Funding Account                           0.00

Initial Invested Amount                                    4,360,000,000.00     950,000,000.00    450,000,000.00    380,000,000.00
Invested Amount                                            3,467,000,000.00      57,000,000.00    450,000,000.00    380,000,000.00
Class A Invested Amount                                                                   0.00    423,000,000.00    357,200,000.00
Class B Invested Amount                                                          57,000,000.00     27,000,000.00     22,800,000.00

Principal Funding Account                                              0.00               0.00              0.00              0.00

Adjusted Invested Amount                                   3,467,000,000.00      57,000,000.00    450,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                             0.00    423,000,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                    57,000,000.00     27,000,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00               0.00              0.00              0.00

Principal Allocation Pct                       100.00%                89.80%             19.57%             9.27%             7.83%
Principal Collections                  482,322,144.60        433,141,254.47      94,377,108.20     44,704,945.99     37,750,843.28

Floating Allocation Pct                        100.00%                71.41%              1.17%             9.27%             7.83%
Finance Charge Collections              66,717,556.50         47,643,080.31         783,286.87      6,183,843.71      5,221,912.47
Defaulted Amount                        42,769,357.05         30,541,644.80         502,126.84      3,964,159.26      3,347,512.27

Interchange Collections                  6,575,327.10          4,695,448.30          77,196.58        609,446.71        514,643.89
Servicer Interchange                                           3,611,458.33          59,375.00        468,750.00        395,833.33

Shared Principal Collections                                 406,682,899.27      37,879,235.04     48,669,105.25     41,098,355.55


      Beginning                        Series  1995-B        Series  1996-A       Series  1997-1       Seller Interest
      ---------                        --------------        --------------       --------------       ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                380,000,000.00        500,000,000.00      1,700,000,000.00
Invested Amount                        380,000,000.00        500,000,000.00      1,700,000,000.00
Class A Invested Amount                357,200,000.00        465,000,000.00      1,700,000,000.00
Class B Invested Amount                 22,800,000.00         35,000,000.00                  0.00

Principal Funding Account                        0.00                  0.00                  0.00

Adjusted Invested Amount               380,000,000.00        500,000,000.00      1,700,000,000.00      1,388,054,855.12
Class A Adjusted Invested Amt          357,200,000.00        465,000,000.00      1,700,000,000.00                    NA
Class B Adjusted Invested Amt           22,800,000.00         35,000,000.00                  0.00                    NA
Enhancement Invested Amount                      0.00                  0.00                  0.00                    NA

Principal Allocation Pct                         7.83%                10.30%                35.02%                10.20%
Principal Collections                   37,750,843.28         49,672,162.21        168,885,351.51         49,180,890.13

Floating Allocation Pct                          7.83%                10.30%                35.02%                28.59%
Finance Charge Collections               5,221,912.47          6,870,937.45         23,361,187.35         19,074,476.19
Defaulted Amount                         3,347,512.27          4,404,621.40         14,975,712.77         12,227,712.24

Interchange Collections                    514,643.89            677,163.01          2,302,354.23
Servicer Interchange                       395,833.33            520,833.33          1,770,833.33

Shared Principal Collections            41,098,355.55         54,076,783.61        183,861,064.28

      Ending                           Total  Trust        Investor Interest    Series  1994-B   Series  1994-C   Series  1995-A
      ------                           ------------        -----------------    --------------   --------------   --------------
Pool Balance (Principal)             4,854,079,690.60
Finance Charges O/S                    124,921,362.46
Excess Funding Account                           0.00

Initial Invested Amount                                    3,410,000,000.00               0.00   450,000,000.00    380,000,000.00
Invested Amount                                            3,410,000,000.00               0.00   450,000,000.00    380,000,000.00
Class A Invested Amount                                                                   0.00   423,000,000.00    357,200,000.00
Class B Invested Amount                                                                   0.00    27,000,000.00     22,800,000.00

Principal Funding Account                                              0.00               0.00             0.00              0.00

Adjusted Invested Amount                                   3,410,000,000.00               0.00   450,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                             0.00   423,000,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                             0.00    27,000,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00               0.00             0.00              0.00

Principal Allocation Pct                       100.00%                70.25%              0.00%            9.27%             7.83%
Floating Allocation Pct                        100.00%                70.25%              0.00%            9.27%             7.83%

      Ending                        Series  1995-B        Series  1996-A          Series  1997-1      Seller Interest
      ------                        --------------        --------------          --------------      ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount              380,000,000.00        500,000,000.00        1,700,000,000.00
Invested Amount                      380,000,000.00        500,000,000.00        1,700,000,000.00
Class A Invested Amount              357,200,000.00        465,000,000.00        1,700,000,000.00
Class B Invested Amount               22,800,000.00         35,000,000.00                    0.00

Principal Funding Account                      0.00                  0.00                    0.00

Adjusted Invested Amount             380,000,000.00        500,000,000.00        1,700,000,000.00      1,444,079,690.60
Class A Adjusted Invested Amt        357,200,000.00        465,000,000.00        1,700,000,000.00                    NA
Class B Adjusted Invested Amt         22,800,000.00         35,000,000.00                    0.00                    NA
Enhancement Invested Amount                    0.00                  0.00                    0.00                    NA

Principal Allocation Pct                       7.83%                10.30%                  35.02%                29.75%
Floating Allocation Pct                        7.83%                10.30%                  35.02%                29.75%

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:        15-Dec-97   For the Monthly Period Ending:    30-Nov-97    Days in Interest Period (30/360)        30
Determined as of:            10-Dec-97   Monthly Period                           30    Days in Interest Period (Act/360)       28

Minimum Balance Requirement
---------------------------
Trust Initial Invested Amount                   3,410,000,000.00
Trust PFA                                                   0.00
Ending Portfolio Principal Balance              4,854,079,690.60

Beginning Excess Funding Acct Bal                           0.00
Required Excess Funding Account Deposit                     0.00
Excess Funding Account Withdrawal                           0.00

Seller's Participation Amt (w/o EFA)            1,444,079,690.60
Required Seller's Interest                        339,785,578.34
Required Excess Funding Account Balance                     0.00
Seller's Participation Amount                   1,444,079,690.60


Gross Balances of
Accounts Delinquent:                          (%)                    ($)
--------------------                          ---                    ---
   30 - 59 days                               2.28%            113,415,342.72
   60 - 89 days                               1.61%             79,958,383.85
   90 days +                                  2.69%            133,982,679.62
   Total 30 days +                            6.57%            327,356,406.19



Gross Credit Losses                          11.02%             44,593,524.67
Net Credit Losses                            10.57%             42,769,357.05
Discount Option Receivables                                                 0
Discount Percentage                                                      0.00%
Finance  Charge  Billed - pool                                  65,512,051.22
Fees  Billed - pool                                              9,459,614.57
Interest Earned on Collection Account                            2,103,577.79
Required Principal Balance                                   3,410,000,000.00
EFA + Receivables + PFA                                      4,854,079,690.60

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1994-B

Distribution Date of:                                        15-Dec-97
Determined as of:                                            10-Dec-97
For the Monthly Period Ending:                               30-Nov-97
Days in Interest Period (30/360)                                    30
Days in Interest Period (Actual/360)                                28

                                                          Beginning                Ending                   Change
                                                          ---------                ------                   ------
Pool Balance (Principal)                              4,855,054,855.12      4,854,079,690.60              (975,164.52)
Excess Funding Account                                            0.00                  0.00                     0.00

Invested Amount                                          57,000,000.00                  0.00           (57,000,000.00)
Class A Invested Amount                                           0.00                  0.00                     0.00
Class B Invested Amount                                  57,000,000.00                  0.00           (57,000,000.00)

Principal Funding Account                                         0.00                  0.00                     0.00

Adjusted Invested Amount                                 57,000,000.00                  0.00           (57,000,000.00)
Class A Adjusted Invested Amount                                  0.00                  0.00                     0.00
Class B Adjusted Invested Amount                         57,000,000.00                  0.00           (57,000,000.00)
Enhancement Invested Amount                                       0.00                  0.00                     0.00

Reserve Account                                                   0.00                  0.00                     0.00

Available Cash Collateral Amount                         19,000,000.00                  0.00           (19,000,000.00)
Available Shared Collateral Amount                        9,500,000.00                  0.00            (9,500,000.00)
Spread Account                                           19,000,000.00                  0.00           (19,000,000.00)

Servicing Base Amount                                    57,000,000.00                  0.00           (57,000,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                           1.17%
Principal Allocation Pct                                         19.57%
Class A Floating Pct                                              0.00%
Class B Floating Pct                                            100.00%
Class A Principal Pct                                             0.00%
Class B Principal Pct                                           100.00%



                                                                     Series
Allocations                                 Trust                    1994-B                Class A                    Class B
-----------                                 -----                    ------                -------                    -------
Principal Collections                      482,322,144.60          94,377,108.20                  0.00            94,377,108.20

Finance Charge Collections                  66,717,556.50             783,286.87                  0.00               783,286.87
PFA Investment Proceeds                                NA                   0.00                  0.00                     0.00
Reserve Account Draw                                   NA                   0.00                  0.00                     0.00
                                                                    ------------          ------------               -----------
Available Funds                                                       783,286.87                  0.00               783,286.87

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                   59,375.00                  0.00                59,375.00
Monthly Interest                                                      368,125.00                  0.00               368,125.00
Monthly Servicing Fee                                                  35,625.00                  0.00                35,625.00
Defaulted Amounts                           42,769,357.05             502,126.84                  0.00               502,126.84
                                                                    ------------          ------------               ----------
                                                                      965.251.84                  0.00               965,251.84

Excess Spread                                                               0.00                  0.00                     0.00
Required Amount                                                       181,964.97                  0.00               181,964.97

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                          10,085,83
Risk-Free Fee                                                                                   731.50
Interest on CCA Draw                                                                              0.00
Total Fees - Interest                                                                        10,817.33

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                               -1.48%
Principal Payment Rate Calculation                                                               63.21%
Calculated Current Month's Spread Account Cap                                                     5.50%
Spread Account Cap Adjustment                                                                     0.00%
Applicable Spread Account Cap Percentage                                                          5.50%
Beginning Cash Collateral Amount                                                         19,000,000.00
Required Cash Collateral Amount                                                                   0.00
Cash Collateral Account Draw                                                                179,393.50
Cash Collateral Account Surplus                                                          19,000,000.00
Beginning Spread Account Balance                                                         19,000,000.00
Required Spread Account Amount                                                                    0.00
Required Spread Account Draw                                                                      0.00
Required Spread Account Deposit                                                                   0.00
Spread Account Surplus                                                                   19,000,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                3
Controlled Accumulation Amount                                                                    0.00
Required PFA Balance                                                                              0.00
Beginning PFA Balance                                                                             0.00
Controlled Deposit Amount                                                                57,000,000.00
Available Investor Principal Collections                                                 94,879,235.04
Principal Shortfall                                                                               0.00
Shared Principal to Other Series                                                         37,879,235.04
Shared Principal from Other Series                                                                0.00
Class A Monthly Principal                                                                         0.00
Class B Monthly Principal                                                                57,000,000.00
Monthly Principal                                                                        57,000,000.00
PFA Deposit                                                                              57,000,000.00
PFA Withdrawal                                                                           57,000,000.00
Ending PFA Balance                                                                                0.00
Principal to Investors                                                                   57,000,000.00
Ending Class A Invested Amount                                                                    0.00
Ending Class B Invested Amount                                                                    0.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                             9.93%
Revolving Investor Interest                                                           4,360,000,000.00
Class A Invested Amount                                                                           0.00
Available Principal                                                                     433,141,254.47
Class A Accumulation Period Length                                                                   0

Reserve Account
---------------
Available Reserve Account Amount                                                                  0.00
Covered Amount                                                                                    0.00
Reserve Draw Amount                                                                               0.00
Portfolio Yield                                                                                  10.10%
Reserve Account Factor                                                                            0.00%
Portfolio Adjusted Yield                                                                          2.47%
Reserve Account Funding Period Length                                                                0
Reserve Account Funding Date                                                                 15-Dec-97
Weighted Average Coupon                                                                           7.56%
Required Reserve Account Amount                                                                   0.00
Reserve Account Surplus                                                                           0.00
Required Reserve Account Deposit                                                                  0.00
Portfolio Yield - 3 month average                                                                11.41%
Base Rate - 3 month average                                                                       8.84%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                 2.57%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1994-C

Distribution Date of:                                              15-Dec-97
Determined as of:                                                  10-Dec-97
For the Monthly Period Ending:                                     30-Nov-97
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      28


                                                                Beginning                Ending               Change
                                                                ---------                ------               ------
Pool Balance (Principal)                                    4,855,054,855.12        4,854,079,690.60          (975,164.52)
Excess Funding Account                                                  0.00                    0.00                 0.00

Invested Amount                                               450,000,000.00          450,000,000.00                 0.00
Class A Invested Amount                                       423,000,000.00          423,000,000.00                 0.00
Class B Invested Amount                                        27,000,000.00           27,000,000.00                 0.00

Principal Funding Account                                               0.00                    0.00                 0.00

Adjusted Invested Amount                                      450,000,000.00          450,000,000.00                 0.00
Class A Adjusted Invested Amount                              423,000,000.00          423,000,000.00                 0.00
Class B Adjusted Invested Amount                               27,000,000.00           27,000,000.00                 0.00
Enhancement Invested Amount                                             0.00                    0.00                 0.00

Reserve Account                                                         0.00                    0.00                 0.00

Available Cash Collateral Amount                               45,000,000.00           43,560,814.12        (1,439,185.88)
Available Shared Collateral Amount                             40,500,000.00           39,060,814.12        (1,439,185.88)
Spread Account                                                 27,000,000.00           27,000,000.00                 0.00

Servicing Base Amount                                         450,000,000.00          450,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 9.27%
Principal Allocation Pct                                                9.27%
Class A Floating Pct                                                   94.00%
Class B Floating Pct                                                    6.00%
Class A Principal Pct                                                  94.00%
Class B Principal Pct                                                   6.00%



                                                                   Series
Allocations                            Trust                       1994-C                 Class A              Class B
-----------                            -----                       ------                 -------              -------
Principal Collections                 482,322,144.60           44,704,945.99           42,022,649.23         2,682,296.76

Finance Charge Collections             66,717,556.50            6,183,843.71            5,812,813.09           371,030.62
PFA Investment Proceeds                           NA                    0.00                    0.00                 0.00
Reserve Account Draw                              NA                    0.00                    0.00                 0.00
                                                                ------------            ------------           ----------
Available Funds                                                 6,183,843.71            5,812,813.09           371,030.62

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              468,750.00              440,625.00            28,125.00
Monthly Interest                                                2,929,500.00            2,749,500.00           180,000.00
Monthly Servicing Fee                                             281,250.00              264,375.00            16,875.00
Defaulted Amounts                      42,769,357.05            3,964,159.26            3,726,309.71           237,849.56
                                                                ------------            ------------           ----------
                                                                7,643,659.26            7,180,809.71           462,849.56

Excess Spread                                                           0.00                    0.00                 0.00
Required Amount                                                 1,459,815.55            1,367,996.62            91,818.93

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        18,375.00
Risk-Free Fee                                                                               5,775.00
Interest on CCA Draw                                                                            0.00
Total  Fees - Interest                                                                     24,150.00

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                              0.35%
Principal Payment Rate Calculation                                                             11.33%
Calculated Current Month's Spread Account Cap                                                   6.00%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        6.00%
Beginning Cash Collateral Amount                                                       45,000,000.00
Required Cash Collateral Amount                                                        45,000,000.00
Cash Collateral Account Draw                                                            1,439,185.88
Cash Collateral Account Surplus                                                                 0.00
Beginning Spread Account Balance                                                       27,000,000.00
Required Spread Account Amount                                                         27,000,000.00
Required Spread Account Draw                                                                    0.00
Required Spread Account Deposit                                                                 0.00
Spread Account Surplus                                                                          0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                              0
Controlled Accumulation Amount                                                        211,500,000.00
Required PFA Balance                                                                            0.00
Beginning PFA Balance                                                                           0.00
Controlled Deposit Amount                                                                       0.00
Available Investor Principal Collections                                               48,669,105.25
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                       48,669,105.25
Shared Principal from Other Series                                                              0.00
Class A Monthly Principal                                                                       0.00
Class B Monthly Principal                                                                       0.00
Monthly Principal                                                                               0.00
PFA Deposit                                                                                     0.00
PFA Withdrawal                                                                                  0.00
Ending PFA Balance                                                                              0.00
Principal to Investors                                                                          0.00
Ending Class A Invested Amount                                                        423,000,000.00
Ending Class B Invested Amount                                                         27,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                           9.93%
Revolving Investor Interest                                                         3,410,000,000.00
Class A Invested Amount                                                               423,000,000.00
Available Principal                                                                   338,764,146.27
Class A Accumulation Period Length                                                                 2

Reserve Account
---------------
Available Reserve Account Amount                                                                0.00
Covered Amount                                                                                  0.00
Reserve Draw Amount                                                                             0.00
Portfolio Yield                                                                                10.10%
Reserve Account Factor                                                                         16.67%
Portfolio Adjusted Yield                                                                        1.39%
Reserve Account Funding Period Length                                                              2
Reserve Account Funding Date                                                               15-Aug-98
Weighted Average Coupon                                                                         7.81%
Required Reserve Account Amount                                                                 0.00
Reserve Account Surplus                                                                         0.00
Required Reserve Account Deposit                                                                0.00
Portfolio Yield - 3 month average                                                              11.30%
Base Rate - 3 month average                                                                     9.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               1.49%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1995-A

Distribution Date of:                                         15-Dec-97
Determined as of:                                             10-Dec-97
For the Monthly Period Ending:                                30-Nov-97
Days in Interest Period (30/360)                                     30
Days in Interest Period (Actual/360)                                 28


                                                           Beginning              Ending                 Change
                                                           ---------              ------                 ------
Pool Balance (Principal)                               4,855,054,855.12      4,854,079,690.60           (975,164.52)
Excess Funding Account                                             0.00                  0.00                  0.00

Invested Amount                                          380,000,000.00        380,000,000.00                  0.00
Class A Invested Amount                                  357,200,000.00        357,200,000.00                  0.00
Class B Invested Amount                                   22,800,000.00         22,800,000.00                  0.00

Principal Funding Account                                          0.00                  0.00                  0.00

Adjusted Invested Amount                                 380,000,000.00        380,000,000.00                  0.00
Class A Adjusted Invested Amount                         357,200,000.00        357,200,000.00                  0.00
Class B Adjusted Invested Amount                          22,800,000.00         22,800,000.00                  0.00
Enhancement Invested Amount                                        0.00                  0.00                  0.00

Reserve Account                                                    0.00                  0.00                  0.00

Available Cash Collateral Amount                          38,000,000.00         37,300,740.24           (699,259.76)
Available Shared Collateral Amount                        34,200,000.00         33,500,740.24           (699,259.76)
Spread Account                                            20,900,000.00         20,900,000.00                  0.00

Servicing Base Amount                                    380,000,000.00        380,000,000.00                  0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                            7.83%
Principal Allocation Pct                                           7.83%
Class A Floating Pct                                              94.00%
Class B Floating Pct                                               6.00%
Class A Principal Pct                                             94.00%
Class B Principal Pct                                              6.00%



                                                                         Series
Allocations                                       Trust                  1995-A                 Class A               Class B
-----------                                       -----                  ------                 -------               -------
Principal Collections                      482,322,144.60              37,750,843.28         35,485,792.68          2,265,050.60

Finance Charge Collections                  66,717,556.50               5,221,912.47          4,908,597.72            313.314.75
PFA Investment Proceeds                                NA                       0.00                  0.00                  0.00
Reserve Account Draw                                   NA                       0.00                  0.00                  0.00
                                                                        ------------          ------------            ----------
Available Funds                                                         5,221,912.47          4,908,597.72            313,314.75

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                      395,833.33            372,083.33             23,750.00
Monthly Interest                                                        1,950,350.00          1,830,650.00            119,700.00
Monthly Servicing Fee                                                     237,500.00            223,250.00             14,250.00
Defaulted Amounts                           42,769,357.05               3,347,512.27          3,146,661.53            200,850.74
                                                                        ------------          ------------            ----------
                                                                        5,931,195.60          5,572,644.86            358,550.74

Excess Spread                                                                   0.00                  0.00            155,614.75
Required Amount                                                           508,432.40            664,047.15                  0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                              10,344.44
Risk-Free Fee                                                                                     2,660.00
Interest on CCA Draw                                                                                  0.00
Monthly Cash Collateral Fee                                                                      13,004.44

Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    1.77%
Principal Payment Rate Calculation                                                                   11.33%
Calculated Current Month's Spread Account Cap                                                         5.50%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              5.50%
Beginning Cash Collateral Amount                                                             38,000,000.00
Required Cash Collateral Amount                                                              38,000,000.00
Cash Collateral Account Draw                                                                    699,259.76
Cash Collateral Account Surplus                                                                       0.00
Beginning Spread Account Balance                                                             20,900,000.00
Required Spread Account Amount                                                               20,900,000.00
Required Spread Account Draw                                                                          0.00
Required Spread Account Deposit                                                                       0.00
Spread Account Surplus                                                                                0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                    0
Controlled Accumulation Amount                                                              178,600,000.00
Required PFA Balance                                                                                  0.00
Beginning PFA Balance                                                                                 0.00
Controlled Deposit Amount                                                                             0.00
Available Investor Principal Collections                                                     41,098,355.55
Principal Shortfall                                                                                   0.00
Shared Principal to Other Series                                                             41,098,355.55
Shared Principal from Other Series                                                                    0.00
Class A Monthly Principal                                                                             0.00
Class B Monthly Principal                                                                             0.00
Monthly Principal                                                                                     0.00
PFA Deposit                                                                                           0.00
PFA Withdrawal                                                                                        0.00
Ending PFA Balance                                                                                    0.00
Principal to Investors                                                                                0.00
Ending Class A Invested Amount                                                              357,200,000.00
Ending Class B Invested Amount                                                               22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                 9.93%
Revolving Investor Interest                                                               2,960,000,000.00
Class A Invested Amount                                                                     357,200,000.00
Available Principal                                                                         294,059,200.28
Class A Accumulation Period Length                                                                       2

Reserve Account
---------------
Available Reserve Account Amount                                                                      0.00
Covered Amount                                                                                        0.00
Reserve Draw Amount                                                                                   0.00
Portfolio Yield                                                                                      10.10%
Reserve Account Factor                                                                               16.67%
Portfolio Adjusted Yield                                                                              3.04%
Reserve Account Funding Period Length                                                                    3
Reserve Account Funding Date                                                                   15-Feb-2000
Weighted Average Coupon                                                                               6.16%
Required Reserve Account Amount                                                                       0.00
Reserve Account Surplus                                                                               0.00
Required Reserve Account Deposit                                                                      0.00
Portfolio Yield - 3 month average                                                                    11.30%
Base Rate - 3 month average                                                                           8.16%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     3.14%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1995-B

Distribution Date of:                                     15-Dec-97
Determined as of:                                         10-Dec-97
For the Monthly Period Ending:                            30-Nov-97
Days in Interest Period (30/360)                                 30
Days in Interest Period (Actual/360)                             28

                                                                    Beginning                 Ending            Change
                                                                    ---------                 ------            ------
Pool Balance (Principal)                                     4,855,054,855.12       4,854,079,690.60      (975,164.52)
Excess Funding Account                                                   0.00                   0.00             0.00

Invested Amount                                                380,000,000.00         380,000,000.00             0.00
Class A Invested Amount                                        357,200,000.00         357,200,000.00             0.00
Class B Invested Amount                                         22,800,000.00          22,800,000.00             0.00

Principal Funding Account                                                0.00                   0.00             0.00

Adjusted Invested Amount                                       380,000,000.00         380,000,000.00             0.00
Class A Adjusted Invested Amount                               357,200,000.00         357,200,000.00             0.00
Class B Adjusted Invested Amount                                22,800,000.00          22,800,000.00             0.00
Enhancement Invested Amount                                              0.00                   0.00             0.00

Reserve Account                                                          0.00                   0.00             0.00

Available Cash Collateral Amount                                38,000,000.00          37,253,911.50      (746,088.50)
Available Shared Collateral Amount                              34,200,000.00          33,453,911.50      (746,088.50)
Spread Account                                                  20,900,000.00          20,900,000.00             0.00

Servicing Base Amount                                          380,000,000.00         380,000,000.00             0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                  7.83%
Principal Allocation Pct                                                 7.83%
Class A Floating Pct                                                    94.00%
Class B Floating Pct                                                     6.00%
Class A Principal Pct                                                   94.00%
Class B Principal Pct                                                    6.00%

                                                                           Series
Allocations                                       Trust                    1995-B                  Class A           Class B
-----------                                       -----                    ------                  -------           -------
Principal Collections                            482,322,144.60            37,750,843.28          35,485,792.68      2,265,050.60

Finance Charge Collections                        66,717,556.50             5,221,912.47           4,908,597.72        313,314.75
PFA Investment Proceeds                                      NA                     0.00                   0.00              0.00
Reserve Account Draw                                         NA                     0.00                   0.00              0.00
                                                                           -------------          -------------      ------------
Available Funds                                                             5,221,912.47           4,908,597.72        313,314.75

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                          395,833.33             372,083.33         23,750.00
Monthly Interest                                                            1,997,850.00           1,875,300.00        122,550.00
Monthly Servicing Fee                                                         237,500.00             223,250.00         14,250.00
Defaulted Amounts                                 42,769,357.05             3,347,512.27           3,146,661.53        200,850.74
                                                                            ------------           ------------        ----------
                                                                            5,978,695.60           5,617,294.86        361,400.74

Excess Spread                                                                       0.00                   0.00        152,764.75
Required Amount                                                               555,932.40             708,697.15              0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                    9,177.00
Risk-Free Fee                                                                                          5,201.78
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                              0.00
                                                                                                   ------------
Monthly Cash Collateral Fee                                                                           14,378.78

Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                            1.67%
Principal Payment Rate Calculation                                                           11.33%
Calculated Current Month's Spread Account Cap                                                 5.50%
Spread Account Cap Adjustment                                                                 0.00%
Applicable Spread Account Cap Percentage                                                      5.50%
Beginning Cash Collateral Amount                                                     38,000,000.00
Required Cash Collateral Amount                                                      38,000,000.00
Cash Collateral Account Draw                                                            746,088.50
Cash Collateral Account Surplus                                                               0.00
Beginning Spread Account Balance                                                     20,900,000.00
Required Spread Account Amount                                                       20,900,000.00
Required Spread Account Draw                                                                  0.00
Required Spread Account Deposit                                                               0.00
Spread Account Surplus                                                                        0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                            0
Controlled Accumulation Amount                                                      178,600,000.00
Required PFA Balance                                                                          0.00
Beginning PFA Balance                                                                         0.00
Controlled Deposit Amount                                                                     0.00
Available Investor Principal Collections                                             41,098,355.55
Principal Shortfall                                                                           0.00
Shared Principal to Other Series                                                     41,098,355.55
Shared Principal from Other Series                                                            0.00
Class A Monthly Principal                                                                     0.00
Class B Monthly Principal                                                                     0.00
Monthly Principal                                                                             0.00
PFA Deposit                                                                                   0.00
PFA Withdrawal                                                                                0.00
Ending PFA Balance                                                                            0.00
Principal to Investors                                                                        0.00
Ending Class A Invested Amount                                                      357,200,000.00
Ending Class B Invested Amount                                                       22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                         9.93%
Revolving Investor Interest                                                       2,580,000,000.00
Class A Invested Amount                                                             357,200,000.00
Available Principal                                                                 256,308,357.00
Class A Accumulation Period Length                                                               2

Reserve Account
---------------
Available Reserve Account Amount                                                              0.00
Covered Amount                                                                                0.00
Reserve Draw Amount                                                                           0.00
Portfolio Yield                                                                              10.10%
Reserve Account Factor                                                                       16.67%
Portfolio Adjusted Yield                                                                      2.89%
Reserve Account Funding Period Length                                                            3
Reserve Account Funding Date                                                           15-May-2000
Weighted Average Coupon                                                                       6.31%
Required Reserve Account Amount                                                               0.00
Reserve Account Surplus                                                                       0.00
Required Reserve Account Deposit                                                              0.00
Portfolio Yield - 3 month average                                                            11.30%
Base Rate - 3 month average                                                                   8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                             2.99%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1996-A

Distribution Date of:                                                15-Dec-97
Determined as of:                                                    10-Dec-97
For the Monthly Period Ending:                                       30-Nov-97
Days in Interest Period (30/360)                                            30
Days in Interest Period (Actual/360)                                        28

                                                                     Beginning                Ending                Change
                                                                     ---------                ------                ------
Pool Balance (Principal)                                      4,855,054,855.12      4,854,079,690.60           (975,164.52)
Excess Funding Account                                                    0.00                  0.00                  0.00

Invested Amount                                                 500,000,000.00        500,000,000.00                  0.00
Class A Invested Amount                                         465,000,000.00        465,000,000.00                  0.00
Class B Invested Amount                                          35,000,000.00         35,000,000.00                  0.00

Principal Funding Account                                                 0.00                  0.00                  0.00

Adjusted Invested Amount                                        500,000,000.00        500,000,000.00                  0.00
Class A Adjusted Invested Amount                                465,000,000.00        465,000,000.00                  0.00
Class B Adjusted Invested Amount                                 35,000,000.00         35,000,000.00                  0.00
Enhancement Invested Amount                                               0.00                  0.00                  0.00

Reserve Account                                                           0.00                  0.00                  0.00

Available Cash Collateral Amount                                 50,000,000.00         49,341,655.71           (658,344.29)
Available Shared Collateral Amount                               50,000,000.00         49,341,655.71           (658,344.29)
Spread Account                                                   21,250,000.00         21,250,000.00                  0.00

Servicing Base Amount                                           500,000,000.00        500,000,000.00                  0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                  10.30%
Principal Allocation Pct                                                 10.30%
Class A Floating Pct                                                     93.00%
Class B Floating Pct                                                      7.00%
Class A Principal Pct                                                    93.00%
Class B Principal Pct                                                     7.00%

                                                                     Series
Allocations                                   Trust                  1996-A              Class A                Class B
-----------                                   -----                  ------              -------                -------
Principal Collections                     482,322,144.60         49,672,162.21         46,195,110.85          3,477,051.35

Finance Charge Collections                 66,717,556.50          6,870,937.45          6,389,971.83            480,965.62
PFA Investment Proceeds                               NA                  0.00                  0.00                  0.00
Reserve Account Draw                                  NA                  0.00                  0.00                  0.00
                                                                 -------------         -------------          ------------
Available Funds                                                   6,870,937.45          6,389,971.83            480,965.62

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                520,833.33            484,375.00             36,458.33
Monthly Interest                                                  2,300,763.89          2,136,545.83            164,218.06
Monthly Servicing Fee                                               312,500.00            290,625.00             21,875.00
Defaulted Amounts                          42,769,357.05          4,404,621.40          4,096,297.90            308,323.50
                                                                 -------------         -------------          ------------
                                                                  7,538,718.62          7,007,843.74            530,874.89

Excess Spread                                                             0.00                  0.00            258,414.23
Required Amount                                                     359,457.67            617,871.90                  0.00

1 Month Libor Rate                              5.687500%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                        24,305.56
Interest on CCA Draw                                                                            0.00
Total                                                                                      24,305.56

Cash Collateral Account (continued)
----------------------------------
Quarterly Excess Spread Percentage                                                   1.82%
Principal Payment Rate Calculation                                                  11.33%
Calculated Current Month's Spread Account Cap                                        4.25%
Spread Account Cap Adjustment                                                        0.00%
Applicable Spread Account Cap Percentage                                             4.25%
Beginning Cash Collateral Amount                                            50,000,000.00
Required Cash Collateral Amount                                             50,000,000.00
Cash Collateral Account Draw                                                   658,344.29
Cash Collateral Account Surplus                                                      0.00
Beginning Spread Account Balance                                            21,250,000.00
Required Spread Account Amount                                              21,250,000.00
Required Spread Account Draw                                                         0.00
Required Spread Account Deposit                                                      0.00
Spread Account Surplus                                                               0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                   0
Controlled Accumulation Amount                                             155,000,000.00
Required PFA Balance                                                                 0.00
Beginning PFA Balance                                                                0.00
Controlled Deposit Amount                                                            0.00
Available Investor Principal Collections                                    54,076,783.61
Principal Shortfall                                                                  0.00
Shared Principal to Other Series                                            54,076,783.61
Shared Principal from Other Series                                                   0.00
Class A Monthly Principal                                                            0.00
Class B Monthly Principal                                                            0.00
Monthly Principal                                                                    0.00
PFA Deposit                                                                          0.00
PFA Withdrawal                                                                       0.00
Ending PFA Balance                                                                   0.00
Principal to Investors                                                               0.00
Ending Class A Invested Amount                                             465,000,000.00
Ending Class B Invested Amount                                              35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                9.93%
Revolving Investor Interest                                              2,200,000,000.00
Class A Invested Amount                                                    465,000,000.00
Available Principal                                                        218,557,513.72
Class A Accumulation Period Length                                                      3

Reserve Account
---------------
Available Reserve Account Amount                                                     0.00
Covered Amount                                                                       0.00
Reserve Draw Amount                                                                  0.00
Portfolio Yield                                                                     10.10%
Reserve Account Factor                                                              25.00%
Portfolio Adjusted Yield                                                             3.25%
Reserve Account Funding Period Length                                                   3
Reserve Account Funding Date                                                  15-Nov-2002
Weighted Average Coupon                                                              5.52%
Required Reserve Account Amount                                                      0.00
Reserve Account Surplus                                                              0.00
Required Reserve Account Deposit                                                     0.00
Portfolio Yield - 3 month average                                                   11.30%
Base Rate - 3 month average                                                          7.95%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                    3.35%



BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1997-1

Distribution Date of:                                        15-Dec-97
Determined as of:                                            10-Dec-97
For the Monthly Period Ending:                               30-Nov-97
Days in Interest Period (30/360)                             30
Days in Interest Period (Actual/360)                         28

                                                                           Beginning                   Ending           Change
                                                                           ---------                   ------           ------
Pool Balance (Principal)                                               4,855,054,855.12         4,854,079,690.60      (975,164.52)
Excess Funding Account                                                             0.00                     0.00             0.00
Maximum Certificate Invested Amount                                    1,700,000,000.00         1,700,000,000.00             0.00
Invested Amount                                                        1,700,000,000.00         1,700,000,000.00             0.00

Partial Amortization Amount                                                        0.00                     0.00             0.00
Specified Payment Date                               n/a
Partial Amortization Amount Principal                                              0.00                     0.00             0.00
   All  prior Partial Amortization Amount reductions
   related to above Specified Payment Date
Partial Amortization Amount - Total                                                0.00                     0.00             0.00

Commitment                                                               165,750,000.00           165,750,000.00             0.00
Available Cash Collateral Amount                                         216,750,000.00           214,996,960.16    (1,753,039.84)
Seller Reserve Portion                                                    51,000,000.00            49,246,960.16    (1,753,039.84)
Unused Commitment                                                                  0.00                     0.00             0.00

Servicing Base Amount                                                  1,700,000,000.00         1,700,000,000.00             0.00


Allocation Percentages
----------------------
Floating Allocation Pct                                                           35.02%
Principal Allocation Pct                                                          35.02%

Allocations                                                              Master  Trust           Series  1997-1
-----------                                                            ------------------        --------------
Principal Collections                                                    482,322,144.60           168,885,351.51

Finance Charge Collections                                                66,717,556.50            23,361,187.35
Interest Earned on CCA-Seller Account                                                NA               221,107,00
blank                                                                                                       0.00
                                                                                                 ---------------
Total Available Fund                                                                               23,582,294.35

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                                1,770,833.33
Monthly Interest                                                                                    7,791,561.37
Monthly Servicing Fee                                                                               1,062,500.00
Defaulted Receivables                                                     42,769,357.05            14,975,712.77
                                                                                                 ---------------
                                                                                                   25,600,607.47

Excess Spread                                                                                               0.00
Required Amount                                                                                     2,018,313.13

Prepayable Increase Amount Interest - Total                                                                 0.00
Prepayable Increase Amount Interest - Paid                                                                  0.00
Prepayable Increase Amount Interest - Unpaid                                                                0.00

Eurodollar  Rate                                                                                        0.000000%

CP  Rate                                                                                                5.884610%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                   64,458.33
Risk Rate Base Portion Fee                                                                         0.00
Commitment Fee                                                                                     0.00
                                                                                                   ----
TOTAL  FEES                                                                                   64,458.33

Risk Rate Base Portion                                                                             0.00
Risk Rate                                                                                          0.00%
Quarterly Excess Spread Percentage                                                                 1.76%
Applicable Excess Spread Percentage                                                                1.76%
Lender Percentage                                                                                  8.50%
Beginning Cash Collateral Amount                                                         216,750,000.00
Required Cash Collateral Amount                                                          216,750,000.00
Draw Amount                                                                                1,753,039.84
Cash Collateral Account Surplus                                                                    0.00
Beginning Seller Reserve Portion-Balance                                                  51,000,000.00
Required Seller Reserve Portion                                                           72,250,000.00
Amount Deposited to the CCA   (per 4.07(g) of Supplement)                                          0.00
Ending Cash Collateral Amount - Lender Sub-Account                                       165,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                        49,246,960.16
Available Cash Collateral Amount - Ending Balance                                        214,996,960.16

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                               n/a
Controlled Distribution Amount                                                                     0.00
Available Investor Principal Collections                                                 183,861,064.28
Principal Shortfall                                                                                0.00
Shared Principal to Other Series                                                         183,861,064.28
Shared Principal from Other Series                                                                 0.00
Monthly Principal                                                                                  0.00
Ending Invested Amount                                                                 1,700,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                              9.93%
Revolving Investor Interest                                                            1,700,000,000.00
Invested Amount                                                                        1,700,000,000.00
Available Principal                                                                      168,885,351.51
Class A Accumulation Period Length                                                                11

Payout  Events
--------------
Portfolio Yield - for the month                                                                   10.26%
Portfolio Yield - 3 month average                                                                 11.45%
Base Rate - 3 month average                                                                        7.28%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                  4.17%
Required CCA - Available Cash Collateral Amount                                            1,753,039.84
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                          0.10%